SunCoke Energy, Inc. Q1 2019 Earnings Conference Call April 24, 2019 Exhibit 99.2

Important Notice to Investors This communication includes important information about the proposed and pending acquisition by SXC of all publicly held common units of SXCP. SXC has filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) containing a draft joint prospectus/consent statement/proxy statement of SXC and SXCP. Once the SEC has completed its review of this filing and declared it effective, SXC and SXCP security holders are urged to read the definitive joint prospectus/consent statement/proxy statement and other documents filed with the SEC regarding the proposed transaction carefully and in their entirety when they become available because they will contain important information. Investors may obtain a free copy of the draft joint prospectus/consent statement/proxy statement at any time and will be able to obtain a free copy of the definitive joint prospectus/consent statement/proxy statement when it becomes available, as well as other filings containing information about the proposed transaction, without charge, at the SEC’s internet site (http://www.sec.gov). Copies of the definitive joint prospectus/consent statement/proxy statement when it becomes available, as well as copies of the filings with the SEC that will be incorporated by reference in such definitive joint prospectus/consent statement/proxy statement, can be obtained, without charge by directing a request either to SXC, 1011 Warrenville Road, 6th Floor, Lisle, IL 60532 USA, Attention: Investor Relations or to SXCP, 1011 Warrenville Road, 6th Floor, Lisle, IL 60532 USA, Attention: Investor Relations. The respective directors and executive officers of SXC and SXCP may be deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934 as amended) in respect of the proposed transaction. Information about SXC’s directors and executive officers is available in SXC’s annual report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 15, 2019. Information about SXCP’s directors and executive officers is available in SXCP’s annual report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 15, 2019. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint definitive prospectus/consent statement/proxy statement, when available, and other relevant materials filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Introductory Information for Investors This slide presentation should be reviewed in conjunction with the First Quarter 2019 earnings release of SunCoke Energy, Inc. (SXC) and conference call held on April 24, 2019 at 8:30 a.m. ET. Except for statements of historical fact, information contained in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon information currently available, and express management’s opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke Energy Partners, L.P. (SXCP). These statements are not guarantees of future performance and undue reliance should not be placed on them. Although management believes that its plans, intentions and expectations reflected in, or suggested by, the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Forward-looking statements often may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “contemplate,” “estimate,” “predict,” “guidance,” “forecast,” “potential,” “continue,” “may,” “will,” “could,” “should,” or the negative of these terms or similar expressions, and include, but are not limited to, statements regarding: the expected benefits of the proposed transaction to SXC and SXCP and their shareholders and unitholders, respectively; the anticipated completion of the proposed transaction and the timing thereof; the expected levels of cash distributions by SXCP to its unitholders and dividends by SXC to its shareholders; expected synergies and shareholder value to result from the combined company; future credit ratings; the financial condition of the combined company; and plans and objectives of management for future operations and growth. Such statements are subject to a number of known and unknown risks, and uncertainties, many of which are beyond the control of SXC and SXCP, or are difficult to predict, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission (SEC) cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. Such factors include, but are not limited to: changes in industry conditions; the ability to renew current customer, supplier and other material agreements; future liquidity, working capital and capital requirements; the ability to successfully implement business strategies and potential growth opportunities; the impact of indebtedness and financing plans, including sources and availability of third-party financing; possible or assumed future results of operations; the outcome of pending and future litigation; potential operating performance improvements and the ability to achieve anticipated cost savings from strategic revenue and efficiency initiatives. For more information concerning these factors, see the SEC filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by the cautionary statements contained in such SEC filings. The forward-looking statements in this presentation speak only as of the date hereof. Except as required by applicable law, SXC and SXCP do not have any intention or obligation to revise or update publicly any forward-looking statement (or associated cautionary language) made herein, whether as a result of new information, future events, or otherwise after the date of this presentation. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Furthermore, the non-GAAP financial measures presented herein may not be consistent with similar measures provided by other companies. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix. These data should be read in conjunction with the periodic reports of SXC and SXCP previously filed with the SEC. Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals indicated and percentages may not precisely reflect the absolute figures for the same reason. Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports prepared for other purposes. SXC and SXCP have not independently verified the data obtained from these sources and cannot assure investors of either the accuracy or completeness of such data.

Q1 2019 Highlights Achieved solid operating performance across coke and logistics segments despite adverse weather conditions Delivered Q1 ‘19 Adj. EBITDA of $67.3M; represents record first quarter performance Strong performance in the coke segment; >40Kt increase in production compared to prior year period, driven primarily by Indiana Harbor rebuilt ovens Began 2019 oven rebuild campaign at IHO; final phase of rebuild project expected to be complete by year-end 2019 Continued execution of deleveraging initiative; anticipate achieving 3.0x consolidated gross leverage target by YE 2019 Remain well positioned to achieve FY 2019 Consolidated Adjusted EBITDA guidance range of $265M to $275M

Simplification Update

SunCoke Energy™

Simplification creates immediate and long-term value for SunCoke stakeholders

Transaction remains on track …

Key Milestones	Timing
File S-4 registration statement with SEC	March 8, 2019
Record date for shareholder vote	May 2019
SXC shareholder vote and special meeting	June 2019
Close transaction	**Late Q2 / Early Q3**

… which will position SunCoke Stakeholders for long-term success

- ✓ **Simplifies SunCoke's organizational structure**
- ✓ **Improves financial flexibility and strengthens balance sheet**
- ✓ **Lowers cost of capital and increases liquidity**
- ✓ **Significant free cash flow per share accretion for SXC shareholders**
- ✓ **Increases flexibility to pursue strategic growth initiatives and return capital to shareholders (including initiation of regular common dividend)**
- ✓ **Enhances appeal to broader institutional investor base**

5

Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke. See appendix for a definition and reconciliation of Adjusted EBITDA Q1 2019 Financial Performance Q1 ‘19 EPS of $0.15, up $0.02 from the prior year quarter Strong cokemaking performance, partially offset by higher depreciation expense Consolidated Adj. EBITDA(1) of $67.3M up $3.3M or 5.2% Coke operations up $4.0M, continued strong performance across the coke segments Logistics segment down $0.9M due to lower throughput volumes and high water costs Lower Corporate and Other costs ($/share) ($ in millions) Earnings per Share (diluted) Consolidated Adj. EBITDA(1) Q1 2019 Earnings

Adjusted EBITDA(1) – Q1 ‘18 to Q1 ‘19 Q1 ‘19 performance driven by strong Domestic Coke operations, partially offset by lower CMT volumes See appendix for a definition and reconciliation of Adjusted EBITDA (1) (1) $2.6M – Higher volumes primary driven by rebuilt ovens at Indiana Harbor $1.0M – Benefit from absence of planned outages $0.8M – Favorable coal prices partially offset by impact from adverse weather conditions $1.6M – Increased KRT and Lake Terminal transloading revenue ($2.0M) – Driven by lower CMT volumes ($0.5M) – Incremental of high water costs ($ in millions)

Domestic Coke Business Summary

SunCoke Energy™

Strong Q1 '19 cokemaking performance supports FY 2019 outlook

Domestic Cokemaking Performance



(Production, Kt)
$56/ton
$53/ton
$49/ton
$50/ton
$58/ton
962
999
1,011
1,044
1,006
153
156
245
230
179
155
168
267
227
182
158
153
278
238
184
155
168
278
261
182
152
156
264
252
182
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Sales Tons
974K
1,007K
1,012K
1,040K
1,004K
Adjusted EBITDA/ton(1)
Middletown
Granite City
Haverhill
Indiana Harbor
Jewell

Delivered Adj. EBITDA/ton[(1)] of ~$58 vs. ~$56 in Q1 '18

- Increased volumes, absence of outage work, higher coal prices

Rebuilt ovens at IHO continue to demonstrate sustained operating performance

- To-date, rebuilt ~80% of ovens which have contributed to significantly higher production and lower costs
- 2019 B-battery rebuild campaign underway
  - Currently rebuilding 17 of 57 ovens; anticipate first set of rebuilt B-battery ovens returning to service in June 2019

Positioned to deliver FY '19 Domestic Coke Adj. EBITDA/ton of $53 - $55

(1) See appendix for a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton

8

Logistics Business Summary

SunCoke Energy™

Solid increase to domestic terminal volumes offset by lower CMT throughput tons and increased high water costs

Logistics Performance


(Tons Handled, Kt)
$13.6M
$19.7M
$21.0M
$18.3M
$12.7M
5,821
6,980
6,943
6,861
5,784
3,293
3,767
3,745
3,584
3,640
2,528
3,213
3,198
3,277
2,144
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
CMT Adj. EBITDA(1)
$12.0M
$16.7M
$17.9M
$13.0M
$10.0M
Total Logistics Adj. EBITDA ($M)(1)
CMT (coal, bulk products, liquids)
Logistics (ex. CMT)

(1) Adjusted EBITDA includes Logistics deferred revenue when it is recognized as GAAP revenue. See appendix for a definition and reconciliation of Adjusted EBITDA.

Delivered Q1 '19 Adj. EBITDA of $12.7M

- ~350Kt increase in KRT / Lake Terminal volumes as compared to prior year

Convent contributed $10.0M to Q1 '19 Adjusted EBITDA

- High water conditions increased costs
- Adj. EBITDA does not include $3.9M of deferred revenue in Q1 volume shortfall; typically recognized in Q4 '19
- Anticipate total FY '19 CMT throughput volumes of 8Mt - 10Mt vs. previous guidance of 11.5Mt; reduced throughput volumes driven by lower export coal pricing for our customers
  - **Limited impact to full-year Adj. EBITDA due to take-or-pay contracts**

Remain on track to deliver FY '19 Logistics Adj. EBITDA of $73M - $75M

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Q1 2019 Liquidity Maintain strong consolidated liquidity of >$400M; continued objective to strengthen the balance sheet $5.0M – SXCP revolving credit facility Consolidated Revolver Availability: $261M (Consolidated) Q1 ’19 Q4 ‘18 Total Debt $853M $859M Gross Leverage(1) 3.16x 3.26x Gross leverage for Q1 2019 calculated using midpoint of FY 2019E Consolidated Adjusted EBITDA guidance; Q4 2018 based on 2018 actuals Excludes $1.2M of capitalized interest; capitalized interest included in Other $4.8M – IHO oven rebuild initiative $3.3M – GCO gas sharing project(2) $11.6M – Ongoing & other CapEx Distribution of $0.40/unit paid in Q1 ‘19 (2)

2019 Key Initiatives Drive strong operational and safety performance while optimizing asset utilization Successfully execute on capital plan Deliver Operations Excellence and Optimize Asset Base Complete 57 planned B-battery oven rebuilds and deliver ~$22M of Adj. EBITDA Complete last phase of oven rebuilds at Indiana Harbor Successful completion of transaction provides ability to further de-lever the balance sheet at an accelerated pace, fund growth and institute an appropriate dividend Finalize the Simplification Transaction Achieve $265M – $275M Consol. Adj. EBITDA and $180M – $195M Op. Cash Flow guidance Accomplish 2019 Financial Objectives Execute against our organic and M&A growth strategies Pursue Growth Opportunities

Questions

Appendix

Definitions Adjusted EBITDA represents earnings before interest, loss (gain) on extinguishment of debt, taxes, depreciation and amortization (“EBITDA”), adjusted for impairments, coal rationalization costs, changes to our contingent consideration liability related to our acquisition of CMT and the expiration of certain acquired contractual obligations. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Company's net assets and its ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC/SXCP represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled.

Reconciliation to Adjusted EBITDA In June 2018, the Company recorded a loss in connection with the disposal of our interest in VISA SunCoke Limited. Reflects non-controlling interests in Indiana Harbor and the portion of the Partnership owned by public unitholders.

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per ton (1) Corporate and Other includes the results of our legacy coal mining business.

Balance Sheet & Debt Metrics Represents mid-point of FY 2019 guidance for Adj. EBITDA (Consolidated), Adj. EBITDA attributable to SXCP, and Adj. EBITDA attributable to SXC.

2019 Guidance Summary

SunCoke Energy™

Guidance remains unchanged from February 2019 announcement

Metric	2019 Guidance	Pro Forma Guidance[1]
Adjusted EBITDA[2][3] Consolidated Attrib. to SXC	 $265M – $275M $182M – $188M	 $266M - $276M $226M - $232M
Total Capital Expenditures[4] *IHO Oven Rebuilds* *GCO Gas Sharing*	**$110M - $120M** *$40 - $48M* *~$6M*	No change
Domestic Coke Production	~4.1 Mt	No change
Dom. Coke Adj. EBITDA/ton	$53 – $55 / ton	No change
Operating Cash Flow	$180M – $195M	$176M - $191M[5]
Cash Taxes[6]	$4M – $8M	No change[7]

(1) Reflects 2019 guidance if the merger of SXC and SXCP was completed on July 1, 2019.
(2) Exclude one-time Simplification Transaction costs of ~$5M that will be expensed.
(3) See appendix for a definition and reconciliation of Adjusted EBITDA.
(4) Capital expenditures exclude the impact of capitalized interest.
(5) Operating cash flow lower by $4M due to one-time transactions costs of ~$5M, offset by ~$1M of corporate cost synergies.
(6) Included in Operating Cash Flow.
(7) See "Reconciliation to Illustrate SXC FCF/share" slide in the appendix for tax synergies offset by higher cash taxes resulting from higher taxable income

18

2019 Capital Expenditures At the midpoint of the range 2019 ongoing CapEX includes approximately $104M in ongoing Coke CapEx and $5M ongoing Logistics. Expect the gas sharing project to be completed late in the second quarter Excludes ~$4M of cash payments expected to be made in 2019 for work performed in 2018.

2019E Guidance Reconciliation Reflects non-controlling interest in Indiana Harbor and the portion of the Partnership owned by public unitholders.

Thermal Coal Export Profitability

SunCoke Energy™

API2 benchmark price should continue to support CMT ILB producers' competitiveness in maintaining viable exports



$75
$1
$0
($15)
($6)
($22)
$34
API 2 Benchmark (1)
BTU Premium
Sulfur Penalty
Ocean Freight (2)
Metric to Short Conversion
Inland Freight (3)
Mine Netback
(in $ per metric tonne)
(in $ per short ton)

Believe ILB export thermal profitable at Q1 '19 API2 benchmark pricing of ~$75/t

- Based on average ILB cash cost, netback calculation implies attractive margins

CMT well-positioned to serve ILB thermal coal producers

(1) Netback calculation example assuming $75 per metric tonne prompt API 2 benchmark (Q1 2019 average).
(2) Ocean Freight for 70,000 metric tonne US Gulf/ARA Coal Panamax freight.
(3) Consists of CN rail transportation from ILB coal mines to CMT and terminal transloading costs.

21

Multiple Benefits of Simplification Simplifies SunCoke’s Organizational and Capital Structure   One public entity structure reduces complexity for investors and simplifies governance Aligns interests of SXC shareholders and SXCP unitholders       Improves Financial Flexibility   Consolidation of cash flow and elimination of MLP distribution accelerates objective of reducing consolidated leverage target level to 3.0x gross debt to EBITDA Favorable tax attributes (e.g., step-up in tax basis and elimination of remedial income burden) reduces SunCoke’s cash tax expense over the next five years Estimated public company cost synergies of approximately $2.0 million per year Intend to initiate a $0.06 quarterly dividend per share ($0.24 per share annually)       Expands Universe of Growth Opportunities   Eliminates MLP qualifying income limitations on growth More cash flow available to deploy for organic growth projects and/or attractive M&A opportunities             Lowers Cost of Capital and Enhances Trading Liquidity   Increases equity market capitalization, public float and trading liquidity Increases appeal to a broader institutional investor base and enhances access to capital markets Improved credit profile enhances cost of and access to debt capital markets Elimination of MLP distribution and GP / IDR burden reduces effective equity cost of capital

Immediately Cash Flow Accretive

SunCoke Energy™

Simplification drives significant free cash flow per share accretion for SXC Shareholders

Illustrative SXC adjusted free cash flow per share[(1)]



27%
$1.30
$1.65
Status Quo
Pro Forma

27% increase in adjusted free cash flow ("FCF")[(1)] per share driven by:

- Adjusted FCF calculated using 2019 guidance
- Acquisition of public unitholder distributions and access to undistributed cash flow at SXCP
- Synergies (tax and cost)

Cash flow synergies total ~$50 million over first 5 years:

- Cash tax savings from tax basis step-up[(2)] and elimination of remedial income[(3)]
  - Estimate cash tax savings of ~$40 million over next five years
- Public company costs savings of ~$2 million per year

(1) See appendix for reconciliation of adjusted free cash flow per share
(2) Cash tax benefit related to incremental tax depreciation as a result of the Simplification
(3) Elimination of incremental cash taxes related to tax shield previously provided to SXCP public unitholders

23

Reconciliation to Illustrate SXC FCF/Share Based on mid-point of 2019E SXC Consolidated Adjusted EBITDA guidance Based on mid-point of 2019E Adjusted EBITDA attributable to SXCP guidance Anticipated 2019 interest payments associated with SXC term loan Based on mid-point of 2019E SXC cash tax guidance Based on 2019E guidance. Ongoing capex excludes gas sharing and growth related capital expenditures Adjustment for non-cash stock compensation expense based on 2018 actuals Assumes full-year cash flow based on current SXCP quarterly distribution rate of $0.40/LP unit, or $1.60 annualized Reflects low-end of 2019E IHO oven rebuild opex and capex guidance Anticipated 2019 SXC and SXCP consolidated cash interest Reflects benefit from a reduction in remedial income and step-up in basis from transaction Incremental cash taxes due to higher income which was previously allocated to SXCP public unitholders +27%

SXC Capital Allocation Priorities Initiate a regular common dividend Dividend targeted for long-term sustainability Utilize cash to continue to delever to 3.0x gross Debt / EBITDA Enables further (and faster) de-levering While reducing leverage, pursue organic growth projects and M&A opportunities Simplified structure improves SXC’s ability to execute and fund growth Lower effective cost of capital and retained cash enable pro forma SXC to be more competitive for third-party M&A and organic growth projects Return excess capital to shareholders Pro-Forma Capital Allocation Priorities 1 2 4 Free Cash Flow Reduce Long-Term Debt / Leverage Organic Growth Projects, Capital Expenditures and M&A 2 4 Objectives Flexibility to pursue growth and distribute capital to shareholders Maximize SXC complex cash flow Establish $0.06 quarterly dividend 3 Simplification creates significant financial flexibility to maximize shareholder value; results in ability to initiate common dividend, accelerate deleveraging, fund growth, and/or return capital to shareholders Return Additional Capital to Shareholders Establish Regular Dividend Target 3.0x consolidated leverage 1 3

SXC Strategic Focus Post Simplification SXC strategic focus post Simplification will be: Growing market share in the North American coke market Disciplined expansion and optimization of logistics assets Developing additional business lines within the domestic steel/carbon markets Leveraging technology to expand in select global markets Continue build-out of Convent Marine Terminal capability and diversify customer base Dry bulk Liquids Pursue complementary portfolio M&A Pursue opportunity set within domestic market Steel mill services Other steel inputs Ramp up marketing and engineering capability to pursue “Brazil-model” in select markets Western Europe South America Asia International Coke Licensing Logistics Steel Adjacencies